SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert High
Yield Bond Fund, a series of The Calvert Fund (the
"Fund")
was held on December 16, 2016, and adjourned to December 23, 2016, December 28, 2016, January 6,
2017 and
January 27, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain **
Uninstructed**
4,350,124
18,122
114,529
936,821



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.






Number of Shares*
For
Against
Abstain **
Uninstructed**
4,328,995
40,202
113,576
936,823



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain **
Uninstructed**
4,308,122
47,057
127,594
936,823

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain **
Uninstructed**
1,395,076
33,790
125,703
344,787

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain **
Uninstructed**
91,074
0
8,837
35,171


Shareholders of The Calvert Fund voted on the following proposal:



1.
To elect Trustees of The Calvert Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
113,107,783
3,852,798
Alice Gresham Bullock
113,216,268
3,744,313
Cari Dominguez
113,212,980
3,747,601
Miles D. Harper III
113,095,545
3,865,036
John G. Guffey, Jr.
113,097,035
3,863,546
Joy V. Jones
113,205,618
3,754,963
Anthony A. Williams
95,269,601
21,690,980
John H. Streur
113,110,958
3,849,623



2.
Approval of Amendment to The Calvert Funds
Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
82,224,410
3,615,043
3,963,988
27,157,140



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Income Fund, a series of The Calvert Fund (the
"Fund") was held
on December 16, 2016, and adjourned to December 23,
2016, December 28, 2016, January 6, 2017 and
January 27,
2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
15,123,002
364,107
759,585
5,557,259



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.






Number of Shares*
For
Against
Abstain **
Uninstructed**
15,074,591
430,146
741,958
5,557,260



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain **
Uninstructed**
14,969,926
469,704
807,064
5,557,258

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain **
Uninstructed**
10,725,079
301,346
642,539
3,447,817

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain **
Uninstructed**
1,618,639
73,928
106,387
603,580


Shareholders of Class R shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class R shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain **
Uninstructed**
131,682
427
2,796
0

Shareholders of The Calvert Fund voted on the following proposals:



1.
To elect Trustees of The Calvert Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
113,107,783
3,852,798
Alice Gresham Bullock
113,216,268
3,744,313
Cari Dominguez
113,212,980
3,747,601
Miles D. Harper III
113,095,545
3,865,036
John G. Guffey, Jr.
113,097,035
3,863,546
Joy V. Jones
113,205,618
3,754,963
Anthony A. Williams
95,269,601
21,690,980
John H. Streur
113,110,958
3,849,623



2.
Approval of Amendment to The Calvert Funds
Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
82,224,410
3,615,043
3,963,988
27,157,140



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Short Duration Income Fund, a series of The Calvert
Fund (the
"Fund") was held on December 16, 2016 and adjourned
to December 23, 2016, December 28, 2016, January 6,
2017
and January 27, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
44,092,651
1,085,907
1,461,380
13,496,864



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
43,200,376
7,272,242
1,982,857
11,643,299



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
42,902,491
7,370,807
2,182,177
11,643,299

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
21,115,426
512,727
1,137,067
5,316,170

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,769,133
99,593
200,377
1,058,102



Shareholders of The Calvert Fund voted on the following proposals:



1.
To elect Trustees of The Calvert Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
113,107,783
3,852,798
Alice Gresham Bullock
113,216,268
3,744,313
Cari Dominguez
113,212,980
3,747,601
Miles D. Harper III
113,095,545
3,865,036
John G. Guffey, Jr.
113,097,035
3,863,546
Joy V. Jones
113,205,618
3,754,963
Anthony A. Williams
95,269,601
21,690,980
John H. Streur
113,110,958
3,849,623



2.
Approval of Amendment to The Calvert Funds
Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
82,224,410
3,615,043
3,963,988
27,157,140



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Long-Term Income Fund, a series of The Calvert Fund
(the "Fund")
was held on December 16, 2016 and adjourned to December 23, 2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,428,972
51,774
192,277
890,615



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,414,262
70,951
187,807
890,618



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,393,851
73,558
205,611
890,618

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,403,784
58,017
206,716
889,346

Shareholders of The Calvert Fund voted on the following proposals:



1.
To elect Trustees of The Calvert Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
113,107,783
3,852,798
Alice Gresham Bullock
113,216,268
3,744,313
Cari Dominguez
113,212,980
3,747,601
Miles D. Harper III
113,095,545
3,865,036
John G. Guffey, Jr.
113,097,035
3,863,546
Joy V. Jones
113,205,618
3,754,963
Anthony A. Williams
95,269,601
21,690,980
John H. Streur
113,110,958
3,849,623





2.
Approval of Amendment to The Calvert Funds
Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
82,224,410
3,615,043
3,963,988
27,157,140



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Ultra-Short Income Fund, a series of The Calvert
Fund (the "Fund")
was held on December 16, 2016 and adjourned to December 23, 2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
18,489,716
330,431
940,879
6,275,553



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
18,316,640
527,286
917,101
6,275,552



3.
Approval of the Fund
s reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
18,206,404
561,789
992,836
6,275,550

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
10,652,615
307,081
830,747
3,946,796

Shareholders of The Calvert Fund voted on the following proposals:



1.
To elect Trustees of The Calvert Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
113,107,783
3,852,798
Alice Gresham Bullock
113,216,268
3,744,313
Cari Dominguez
113,212,980
3,747,601
Miles D. Harper III
113,095,545
3,865,036
John G. Guffey, Jr.
113,097,035
3,863,546
Joy V. Jones
113,205,618
3,754,963
Anthony A. Williams
95,269,601
21,690,980
John H. Streur
113,110,958
3,849,623






2.
Approval of Amendment to The Calvert Funds
Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
82,224,410
3,615,043
3,963,988
27,157,140



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.